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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: January 7, 2000

                        SERVICE MERCHANDISE COMPANY, INC.
                   (Debtor-in-Possession as of March 27, 1999)
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             (Exact name of registrant as specified in its charter)

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                  Tennessee                                       1-9223                        62-0816060
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
(State or other jurisdiction of incorporation)           (Commission File Number)            (I.R.S. Employer
                                                                                              Identification No.)

        7100 Service Merchandise Boulevard, Brentwood, TN                                        37027
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             (Address of principal executive offices)                                         (Zip Code)

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       Registrant's telephone number, including area code: (615) 660-6000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.    Other Events
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       See attached press release.









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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SERVICE MERCHANDISE COMPANY, INC.

Date: January 7, 2000                 By: /s/ C. Steven Moore
                                         ---------------------------------------
                                          C. Steven Moore
                                          Senior Vice President, Chief
                                          Administrative Officer, Secretary and
                                          General Counsel






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                                  EXHIBIT INDEX

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   No.                                          Exhibit
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
   99         Press release dated January 6, 2000


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